MODIFICATION AGREEMENT
DATE:    As of April 30, 2021
PARTIES:    Borrower:    GLOBAL WATER RESOURCES, INC., a Delaware corporation (“Borrower”)
Borrower        21410 North 19th Avenue, Suite 220
Address:        Phoenix, Arizona 85027-2738
Bank:    THE NORTHERN TRUST COMPANY, an Illinois banking corporation (“Bank”)
Bank            2398 East Camelback Road, Suite 1100
Address:        Phoenix, Arizona 85016
RECITALS:
A.Bank has extended to Borrower a loan (the “Loan”) in the original principal amount of $10,000,000 pursuant to that certain Loan Agreement dated as of April 30, 2020 (the “Loan Agreement”), and evidenced by that certain Multiple Advance Note dated April 30, 2020 (the “Note”). The unpaid principal balance of the Loan as of April 28, 2021 was $0.00.
B.The Loan is secured by, among other things, (i) that certain Pledge and Security Agreement dated as of April 30, 2020, between Borrower and the Collateral Agent, for the benefit of Bank, (ii) that certain Pledge and Security Agreement dated as of April 30, 2020, between Global Water, LLC, a Delaware limited liability company, and the Collateral Agent, for the benefit of Bank (the “Global Water Security Agreement”), and (iii) that certain Pledge and Security Agreement dated as of April 30, 2020, between West Maricopa Combine, LLC, an Arizona limited liability company, and the Collateral Agent, for the benefit of Bank (the “West Maricopa Security Agreement”). The agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the “Security Documents”.
C.The Note, the Loan Agreement, the Security Documents, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the “Revolver Documents.”
D.Borrower has requested that Bank modify the Loan and the Revolver Documents as provided herein. Bank is willing to so modify the Loan and the Revolver Documents, subject to the terms and conditions of this Modification Agreement (this “Agreement”). Except as otherwise provided in this Agreement, all terms defined in the Revolver Documents shall have the same meaning when used in this Agreement. Such defined terms are denoted in the Revolver Documents and in this Agreement by initial capital letters.

AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:
1.ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.
2.MODIFICATION OF REVOLVER DOCUMENTS.
2.1The Revolver Documents are hereby modified as follows:
2.1.1The definition of “Scheduled Maturity Date” set forth in Paragraph 1 of the Note is hereby deleted in its entirety and replaced with the following:
“Scheduled Maturity Date” means April 30, 2024.
2.1.2The Scheduled Maturity Date of the Loan and the Note is changed from April 30, 2022 to April 30, 2024. On the Scheduled Maturity Date, Borrower shall pay to Bank all amounts payable by Borrower under the Revolver Documents as modified herein.
2.1.3The following definition is hereby added to Schedule A of the Loan Agreement:
“Global Water Holdings” means Global Water Holdings, Inc., an Arizona corporation.
2.1.4The following definitions set forth in Schedule A of the Loan Agreement are hereby deleted in their entirety and replaced with the following:
“Security Agreements” means (a) the Pledge and Security Agreement dated as of April 30, 2020, between the Company and the Collateral Agent, (b) the Pledge and Security Agreement dated as of April 30, 2020, between Global Water and the Collateral Agent, (c) the Pledge and Security Agreement dated as of April 30, 2020, between West Maricopa and the Collateral Agent, and (d) the Pledge and Security Agreement dated as of April 30, 2021, between Global Water Holdings and the Collateral Agent, in each case as supplemented, amended and restated or replaced from time to time.
“Subsidiary Guarantor” means each of Global Water, Global Water Holdings, West Maricopa and any other Subsidiary that has executed and delivered a Subsidiary Guaranty pursuant to Section 7.7.

2

“Subsidiary Guaranties” (a) the Guaranty dated as of April 30, 2020, delivered by Global Water, (b) the Guaranty dated as of April 30, 2020, delivered by West Maricopa, and (c) the Guaranty dated as of April 30, 2021, delivered by Global Water Holdings, and any other guaranties delivered pursuant to Section 7.7(a), in each case as supplemented, amended and restated or replaced from time to time.
“Utility Subsidiary” means each of the following Arizona limited liability companies (a) Global Water - Balterra Utilities Company, Inc., (b) Global Water — Picacho Cove Water Company, Inc., (c) Global Water — Palo Verde Utilities Company, Inc., (d) Global Water — Picacho Cove Utilities Company, Inc., (e) Global Water — Santa Cruz Water Company, Inc., (f) Global Water — Hassayampa Utilities Company, Inc., (g) Global Water - Greater Tonopah Water Company, Inc., (h) Global Water - Northern Scottsdale Water Company, Inc., (i) Global Water - Eagletail Water Company, Inc., (j) Global Water – Red Rock Utilities Company, Inc., (k) Global Water – Turner Ranches Irrigation, Inc., (l) Global Water — Mirabell Water Company, Inc., (m) Global Water — Lyn Lee Water Company, Inc., (n) Global Water — Francesca Water Company, Inc., (o) Global Water — Tortolita Water Company, Inc., and any successors at Law of each of the foregoing entities.
2.1.5All references to “Subsidiary Guarantor” in the Revolver Documents are hereby amended to include Global Water Holdings, jointly and severally with Global Water and West Maricopa.
2.1.6In connection with the Loan Agreement and in conjunction with this Agreement, Global Water Holdings is entering into that certain Guaranty of even date herewith (the “Additional Guaranty”) and that certain Pledge and Security Agreement of even date herewith (the “Additional Security Agreement”). All references in the Revolver Documents to a “Subsidiary Guaranty” or the “Subsidiary Guaranties” are amended to include the Additional Guaranty. All references in the Revolver Documents to a “Security Agreement” or the “Security Agreements” are amended to include the Additional Security Agreement.
2.1.7Section 17.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
17.8    Collateral Account. Company has established with Bank Company’s deposit account, with the last four digits of such account number being 2231 (the “Collateral Account”). At the end of every Fiscal Quarter, all Consolidated Net Income shall be deposited in the Collateral Account.

3

2.1.8New Pledged Companies Schedule – Global Water Security Agreement. Schedule 1 of the Global Water Security Agreement is hereby deleted in its entirety and replaced with Schedule 1 (Global Water) attached to this Agreement.
2.1.9New Pledged Companies Schedule – West Maricopa Security Agreement. Schedule 1 of the West Maricopa Security Agreement is hereby deleted in its entirety and replaced with Schedule 1 (West Maricopa) attached to this Agreement.
2.2Each of the Revolver Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.
2.3Each reference in the Revolver Documents to any of the Revolver Documents shall be a reference to such document as modified herein.
3.RATIFICATION OF REVOLVER DOCUMENTS AND COLLATERAL.
The Revolver Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Revolver Documents shall remain as security for the Loan and the obligations of Borrower in the Revolver Documents.
4.BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Bank:
4.1No default or event of default under any of the Revolver Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Revolver Documents as modified herein has occurred and is continuing.
4.2There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.
4.3Each and all representations and warranties of Borrower in the Revolver Documents are accurate on the date hereof.
4.4    Borrower has no claims, counterclaims, defenses, or setoffs with respect to the Loan or the Revolver Documents as modified herein.
4.5    The Revolver Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
4.6    Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and

4

to perform the Revolver Documents as modified herein. The execution and delivery of this Agreement and the performance of the Revolver Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
5.BORROWER COVENANTS.
Borrower covenants with Bank:
5.1    Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement, including the Additional Guaranty and the Additional Security Agreement.
5.2    Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (a) in respect of the Loan, the Revolver Documents, or the actions or omissions of Bank in respect of the Loan or the Revolver Documents and (b) arising from events occurring prior to the date of this Agreement.
5.3    Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
5.3.1    All principal and accrued and unpaid interest now due and payable under the Note and all amounts, other than interest and principal, now due and payable by Borrower under the Revolver Documents as of the date hereof.
5.3.2    All of the internal and external costs and expenses incurred by Bank and Collateral Agent in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).
6.EXECUTION AND DELIVERY OF AGREEMENT BY BANK AND COLLATERAL AGENT.
Bank shall not be bound by this Agreement until each of the following shall have occurred: (a) Bank has executed and delivered this Agreement, (b) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (c) Global Water Holdings has executed and delivered to Bank the Additional Guaranty and the Additional Security Agreement, and (d) each Subsidiary Guarantor of the Loan has executed and delivered to Bank the Consent and Agreement of Subsidiary Guarantors attached to this Agreement. By its execution hereof, Bank authorizes and directs Collateral Agent to execute and deliver this Agreement and the Additional Security Agreement and acknowledges that Collateral Agent is not responsible for the validity or sufficiency of this Agreement, the Additional Security Agreement or the Additional Guaranty or

5

for the enforceability of the security interest granted to the Collateral Agent under the Additional Security Agreement.
7.ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Revolver Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Revolver Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.
8.BINDING EFFECT.
The Revolver Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.
9.GOVERNING LAW; JURISDICTION.
9.1    Except to any extent otherwise provided in the Collateral Agency Agreement, this Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the law of the State of Arizona excluding choice of law principles of the Law of such state that would permit the application of the Law of a jurisdiction other than such state.
9.2    Except to any extent otherwise provided in the Collateral Agency Agreement, Borrower irrevocably submits to the non-exclusive jurisdiction of any Arizona state or federal court sitting in Maricopa County, Arizona, over any suit, action or proceeding arising out of or relating to any of the Revolver Documents. To the fullest extent permitted by Law, Borrower irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
10.JURY WAIVER.
THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE REVOLVER NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
11.COUNTERPART EXECUTION.
This Agreement may be executed in any number of counterparts, each of which will be an original but all of which together will constitute one agreement. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by both, Parties. Delivery of an executed counterpart of a signature page of this Agreement, whether with or

6

without the remainder hereof, by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart hereof.
[Signature Page Follows]

7

DATED as of the date first above stated.
GLOBAL WATER RESOURCES, INC., a Delaware corporation
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    Senior Vice President, Chief Financial Officer and Secretary
“BORROWER”
Signature Page to Modification Agreement

THE NORTHERN TRUST COMPANY, an Illinois banking corporation
By:/s/ Orlando Castaneda
Name: Orlando Castaneda
Title: Vice President
“BANK”
Signature Page to Modification Agreement

Acknowledged and agreed to by the undersigned as of the date of this Agreement:
COLLATERAL AGENT:
U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:    /s/ Mary Ambriz-Reyes
Name:        Mary Ambriz-Reyes
Title:        Vice President

Signature Page to Modification Agreement

CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS
With respect to the Modification Agreement dated as of April 30, 2021 (the “Agreement”), between GLOBAL WATER RESOURCES, INC., a Delaware corporation (“Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (“Bank”), the undersigned (individually and collectively, the “Subsidiary Guarantor”) agree for the benefit of Bank as follows:
1.Subsidiary Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty dated as of April 30, 2020, by Global Water for the benefit of Bank, and the Guaranty dated as of April 30, 2020, by West Maricopa for the benefit of Bank (together, the “Existing Guaranty”), and (B) any other agreements, documents, or instruments securing or otherwise relating to the Existing Guaranty, as modified herein. In connection with the Loan Agreement and in conjunction with this Agreement, Global Water Holdings is entering into the Additional Guaranty. The Existing Guaranty, the Additional Guaranty and any other agreements, documents, and instruments relating to the Existing Guaranty or the Additional Guaranty are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
2.Subsidiary Guarantor consents to the inclusion Global Water Holdings (“Additional Guarantor”) as a “Subsidiary Guarantor” under the Additional Guaranty and all other modifications of the Revolver Documents and other matters in the Agreement, including, without limitation, the extension of the Scheduled Maturity Date from April 30, 2022 to April 30, 2024.
3.Additional Guarantor has received a copy of the Revolver Documents and is familiar with the terms and conditions thereof. By its execution hereof, Additional Guarantor acknowledges and agrees that it shall be a Subsidiary Guarantor under the Revolver Documents and agrees to be bound by all of the terms, conditions and covenants set forth in the Revolver Documents applicable to each Subsidiary Guarantor in all respects as if Additional Guarantor had executed and delivered each of the Revolver Documents to which Subsidiary Guarantor is a party. Additional Guarantor assumes and agrees to pay and perform all existing and future payment and performance obligations of Borrower under the Revolver Documents and hereby joins in and makes all of the assignments and grants of security contained in the Revolver Documents, if any, with respect to its right, title and interest in the collateral. Additional Guarantor acknowledges and affirms that all of the obligations pursuant to the Additional Guaranty shall be joint and several obligations of the Additional Guarantor and each other Subsidiary Guarantor.
4.Each Subsidiary Guarantor, including Additional Guarantor, hereby represent and warrant to Bank that all of the representations and warranties of Subsidiary Guarantor set forth in the Revolver Documents are true and correct as of the date hereof and shall apply to Additional Guarantor. Additional Guarantor further represents and warrants to Bank that:
1

4.1    As of the date hereof and after giving effect to the execution and delivery of this Consent and Agreement of Subsidiary Guarantors (this “Consent”) and the obligations assumed pursuant to this Consent, the sum of Additional Guarantor’s debts are less than all of Additional Guarantor’s assets at fair valuation.
4.2    Additional Guarantor is not entering into any agreement, granting any security in connection herewith, or otherwise making any transfer in connection herewith, with actual intent to hinder, delay or defraud any creditor of Additional Guarantor, whether such creditor now exists or may hereafter arise.
4.3    Additional Guarantor acknowledges that Bank’s commitment to lend certain amounts to Borrower pursuant to the Loan Agreement and to modify the Revolver Documents as set forth in the Agreement constitutes reasonably equivalent value in exchange for the execution and delivery by Additional Guarantor of this Consent, the granting of any security in connection with the Agreement and this Consent, and all transfers made by Subsidiary Guarantor in connection with the this Consent. Additional Guarantor agrees that the execution of this Consent, the joint nature of the guaranty obligations contemplated hereby, even though entailing some risks, have been determined by Additional Guarantor to be the in the best interests of Subsidiary Guarantor and Borrower.
4.4    Additional Guarantor is not engaged or about to be engaged in a business or transaction for which the assets of Additional Guarantor (after giving effect to the granting of any security in connection with the execution and delivery of this Consent and any other transfer made or contemplated to be made in connection with the execution and delivery of this Consent) would be unreasonably small in relation to the business or transaction.
4.5    Additional Guarantor does not intend to incur or believe that it will incur debts beyond its ability to pay such debts as they become due.
As used herein, the term “transfer” shall include every mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing of or parting with an asset or an interest in an asset and includes payment of money, release, lease, and creation of a lien or other encumbrance.
5.Subsidiary Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Subsidiary Guarantor has or in the future may have, whether known or unknown, (a) in respect of the Loan, the Revolver Documents, the Existing Guaranty, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Revolver Documents, or the Guarantor Documents and (b) arising from events occurring prior to the date hereof.
6.Subsidiary Guarantor agrees that all references, if any, to the Note, the Loan Agreement, the Security Documents, and the other Revolver Documents in the Guarantor
2

Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
7.Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Additional Guaranty and the obligations of Subsidiary Guarantor in the Additional Guaranty.
8.Subsidiary Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Consent and to execute, deliver and perform the Guarantor Documents as modified herein. The execution and delivery of this Consent and the execution, delivery and performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Subsidiary Guarantor. This Consent and the Additional Guaranty have been duly executed and delivered on behalf of Subsidiary Guarantor.
9.Subsidiary Guarantor represents and warrants that the Revolver Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.
10.Subsidiary Guarantor represents and warrants that Subsidiary Guarantor has no claims, counterclaims, defenses, or off sets with respect to the enforcement against Subsidiary Guarantor of the Guarantor Documents.
11.Subsidiary Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Subsidiary Guarantor from the most recent financial statement received by Bank.
12.JURY WAIVER.
TO THE FULLEST EXTENT PERMITTED BY LAW, SUBSIDIARY GUARANTOR AND (BY ITS ACCEPTANCE HEREOF AS EVIDENCED BY ITS EXTENSION OF ANY LIABILITIES) BANK VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG SUBSIDIARY GUARANTOR AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THE AGREEMENT, THIS CONSENT, ANY OTHER REVOLVER DOCUMENT, OR ANY RELATIONSHIP BETWEEN BANK AND SUBSIDIARY GUARANTOR.
13.This Consent may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.
[Signature Page Follows]
3

DATED as of the date of the Agreement.
GLOBAL WATER, LLC
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    Manager
WEST MARICOPA COMBINE, LLC
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    Manager
GLOBAL WATER HOLDINGS, INC.
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    First Vice President, Secretary and Treasurer
“SUBSIDIARY GUARANTOR”

Signature Page to Consent and Agreement of Guarantors

Schedule 1
PLEDGED COMPANIES
Global Water
1.Global Water - Balterra Utilities Company, Inc.*
2.Global Water - CP Water Company, Inc.*
3.Global Water - Eagletail Water Company, Inc.*
4.Global Water — 303 Utilities Company, Inc.*
5.Global Water — Palo Verde Utilities Company, Inc.*
6.Global Water — Picacho Cove Utilities Company, Inc.*
7.Global Water — Picacho Cove Water Company, Inc.*
8.Global Water — Santa Cruz Water Company, Inc.*
9.Global Water — Hassayampa Utilities Company, Inc.*
10.West Maricopa Combine, LLC**
11.Global Water – Red Rock Utilities Company, Inc.*
12.Global Water – Turner Ranches Irrigation, Inc.*

*All Arizona corporations 100% owned by Pledgor.
**An Arizona limited liability company 100% owned by Pledgor. Not a regulated utility.

Schedule 1
PLEDGED COMPANIES*
West Maricopa Combine
1.Valencia Water Company, Inc.
2.Water Utility of Greater Buckeye, Inc.
3.Global Water - Greater Tonopah Water Company, Inc.
4.Global Water - Northern Scottsdale Water Company, Inc.
5.Willow Valley Water Company, Inc.

*All Arizona corporations 100% owned by Pledgor.